Exhibit 10.1

OMNIBUS AMENDMENT No. 2

TO

RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT,

RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND

RECEIVABLES PURCHASE AND SERVICING AGREEMENT

THIS OMNIBUS AMENDMENT No. 2 TO RECEIVABLES PURCHASE AND CONTRIBUTION AGREEMENT, RECEIVABLES SALE AND CONTRIBUTION AGREEMENT, AND RECEIVABLES PURCHASE AND SERVICING AGREEMENT (this “Amendment”) is entered into as of July 1, 2003, by and among ADVANCEPCS (the “Parent”), ADVANCEPCS HEALTH L.P. (the “Originator”), AFC RECEIVABLES HOLDING CORPORATION (the “Buyer”), ADVANCE FUNDING CORPORATION, a Delaware corporation (the “Seller”), ADVP MANAGEMENT L.P., a Delaware limited partnership, in its capacity as servicer hereunder (in such capacity, the “Servicer”), REDWOOD RECEIVABLES CORPORATION, a Delaware corporation (the “Conduit Purchaser”), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as a Committed Purchaser (the “Committed Purchaser”) and as administrative agent for the Conduit Purchaser and the Committed Purchaser hereunder (in such capacity, the “Administrative Agent”).

WHEREAS, the Originator, the Buyer, the Servicer and the Parent entered into that certain Receivables Purchase and Contribution Agreement, dated as of December 10, 2001 (the “Contribution Agreement”);

WHEREAS, the Parent, the Buyer (as seller thereunder), the Seller (as purchaser thereunder) and the Servicer entered into that certain Receivables Sale and Contribution Agreement, dated as of December 10, 2001 (the “Sale Agreement”);

WHEREAS, the Seller, the Conduit Purchaser, the Committed Purchaser and the Administrative Agent, entered into that certain Receivables Purchase and Servicing Agreement, dated as of December 10, 2001 (the “Purchase Agreement”; the Purchase Agreement, the Contribution Agreement and the Sale Agreement are collectively referred to herein as the “Agreements”);

WHEREAS, the parties hereto amended the Agreements in certain respects pursuant to that certain Omnibus Amendment No. 1 to Receivables Purchase and Contribution Agreement, Receivables Sale and Contribution Agreement, and Receivables Purchase and Servicing Agreement, dated as of May 31, 2002, among such parties.

WHEREAS, capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in Annex X to the Agreements; and

WHEREAS, the parties hereto desire to further amend Annex X pursuant to the terms and conditions of this Amendment;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendments. Subject to the terms and conditions of this Amendment, Annex X shall be amended by deleting therefrom the definition of the term “Per Annum Daily Margin” in its entirety and by substituting in lieu thereof the following revised definition of such term:

Per Annum Daily Margin: On any day, the sum of (1) with respect to the Conduit Purchaser’s Capital Investment, (a) during the period beginning on July 1, 2003 and ending on September 30, 2003, 1.50% per annum, and (b) at any time on or after October 1, 2003, 1.75% per annum, and (2) with respect to the Committed Purchaser’s Capital Investment, (a) for the first six (6) months that the Committed Purchaser provides any such funding the greater of (I) 2.00% per annum and (II) then prevailing “Applicable Margin” (as defined in the Senior Credit Facility) and (b) thereafter the greater of (I) 2.50% per annum and (II) the then prevailing “Applicable Margin” (as defined in the Senior Credit Facility).

SECTION 2. Agreements in Full Force and Effect as Amended. Except as specifically amended hereby, each of the Agreements shall remain in full force and effect. All references in each Agreement to the “Agreement” therein shall be deemed to mean such Agreement as amended and modified hereby. This Amendment shall not constitute a novation of any or all of the Agreements, but shall constitute an amendment of each such Agreement only. The parties hereto agree to be bound by the terms and conditions of each Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

SECTION 3. Conditions to Effectiveness of this Amendment. The amendments set forth herein shall not be effective unless and until the date on which one or more counterparts of this Amendment have been executed by each and every of the parties hereto and delivered to the Administrative Agent.

SECTION 3. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page to this Amendment.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ADVANCEPCS

By
Name
Title

ADVANCEPCS HEALTH L.P., as the Originator
By: AdvancePCS Health Systems, L.L.C., General Partner

By
Name
Title

AFC RECEIVABLES HOLDING CORPORATION, as the Buyer

By
Name
Title

ADVANCE FUNDING CORPORATION, as the Seller

By
Name
Title

ADVP MANAGEMENT L.P., as the Servicer
By: AdvancePCS Health Systems, L.L.C., General Partner

By
Name
Title

REDWOOD RECEIVABLES CORPORATION, as Conduit Purchaser

By
Name
Title

GENERAL ELECTRIC CAPITAL CORPORATION, as Committed Purchaser

By
Name
Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent

By
Name
Duly Authorized Signatory

ACKNOWLEDGED AND AGREED:

GENERAL ELECTRIC CAPITAL CORPORATION,
as Collateral Agent

By
Name
Duly Authorized Signatory